Exhibit 99.1

AngioDynamics, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
Nine Months Ended February 28, 2019
(in thousands of dollars, except per share data)

	As Reported (a)	Pro Forma Adjustments	Notes	As Adjusted
Net sales	$263,184	$(63,695)	(b)	$199,489
Cost of sales (exclusive of intangible amortization)	122,917	(38,115)	(b)	84,802
Gross profit	140,267	(25,580)		114,687
Operating expenses:
Research and development	22,235	(891)	(b)	21,344
Sales and marketing	59,115	(3,306)	(b)	55,809
General and administrative	26,612	(196)	(b)	26,416
Amortization of intangibles	14,646	(2,046)	(b)	12,600
Change in fair value of contingent consideration	865	-		865
Acquisition, restructuring and other items, net	9,700	-		9,700
Total operating expenses	133,173	(6,439)		126,734
Operating income (loss)	7,094	(19,141)		(12,047)
Other (expenses) income:
Interest expense, net	(3,689)	-		(3,689)
Other expense, net	(72)	-		(72)
Total other expenses, net	(3,761)	-		(3,761)
Income before income tax expense	3,333	(19,141)		(15,808)
Income tax expense (benefit)	866	(3,057)	(c)	(2,191)
Net income (loss)	$2,467	$(16,084)		$(13,617)
Earnings per share
Basic	$0.07			$(0.36)
Diluted	$0.06			$(0.36)
Weighted average shares outstanding
Basic	37,446			37,446
Diluted	38,350			37,446

AngioDynamics, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
Year Ended May 31, 2018
(in thousands of dollars, except per share data)

	As Reported (a)	Pro Forma Adjustments	Notes	As Adjusted
Net sales	$344,285	$(82,630)	(b)	$261,655
Cost of sales (exclusive of intangible amortization)	167,410	(49,611)	(b)	117,799
Gross profit	176,875	(33,019)		143,856
Operating expenses:
Research and development	25,459	(1,121)	(b)	24,338
Sales and marketing	77,276	(4,167)	(b)	73,109
General and administrative	31,265	(274)	(b)	30,991
Amortization of intangibles	16,635	(2,729)	(b)	13,906
Change in fair value of contingent consideration	250	-		250
Acquisition, restructuring and other items, net	15,432	-		15,432
Total operating expenses	166,317	(8,291)		158,026
Operating income (loss)	10,558	(24,728)		(14,170)
Other (expenses) income:
Interest expense, net	(3,062)	-		(3,062)
Other expense, net	(31)	-		(31)
Total other expenses, net	(3,093)	-		(3,093)
Income before income tax expense	7,465	(24,728)		(17,263)
Income tax benefit	(8,870)	(2,166)	(c)	(11,036)
Net income (loss)	$16,335	$(22,562)		$(6,227)
Earnings per share
Basic	$0.44			$(0.17)
Diluted	$0.44			$(0.17)
Weighted average shares outstanding
Basic	37,075			37,075
Diluted	37,539			37,075

AngioDynamics, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
Year Ended May 31, 2017
(in thousands of dollars, except per share data)

	As Reported (a)	Pro Forma Adjustments	Notes	As Adjusted
Net sales	$349,643	$(79,855)	(b)	$269,788
Cost of sales (exclusive of intangible amortization)	173,474	(47,635)	(b)	125,839
Gross profit	176,169	(32,219)		143,950
Operating expenses:
Research and development	25,269	(1,121)	(b)	24,148
Sales and marketing	78,819	(3,954)	(b)	74,865
General and administrative	31,406	(273)	(b)	31,133
Amortization of intangibles	17,296	(2,729)	(b)	14,567
Change in fair value of contingent consideration	(15,261)	-		(15,261)
Acquisition, restructuring and other items, net	27,510	-		27,510
Medical device excise tax	(1,837)			(1,837)
Total operating expenses	163,202	(8,077)		155,125
Operating income (loss)	12,967	(24,142)		(11,175)
Other (expenses) income:
Interest expense, net	(2,839)	-		(2,839)
Other expense, net	(281)	-		(281)
Total other expenses, net	(3,120)	-		(3,120)
Income before income tax expense	9,847	(24,142)		(14,295)
Income tax expense (benefit)	4,839	(12,082)	(c)	(7,243)
Net income (loss)	$5,008	$(12,060)		$(7,052)
Earnings per share
Basic	$0.14			$(0.19)
Diluted	$0.14			$(0.19)
Weighted average shares outstanding
Basic	36,617			36,617
Diluted	36,959			36,617

AngioDynamics, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
Year Ended May 31, 2016
(in thousands of dollars, except per share data)

	As Reported (a)	Pro Forma Adjustments	Notes	As Adjusted
Net sales	$353,890	$(82,876)	(b)	$271,014
Cost of sales (exclusive of intangible amortization)	179,574	(50,280)	(b)	129,294
Gross profit	174,316	(32,597)		141,719
Operating expenses:
Research and development	25,053	(1,121)	(b)	23,932
Sales and marketing	83,743	(3,954)	(b)	79,789
General and administrative	30,583	(269)	(b)	30,314
Amortization of intangibles	17,964	(2,729)	(b)	15,235
Change in fair value of contingent consideration	948	-		948
Acquisition, restructuring and other items, net	12,591	-		12,591
Medical device excise tax	2,416			2,416
Total operating expenses	173,298	(8,073)		165,225
Operating income (loss)	1,018	(24,524)		(23,506)
Other (expenses) income:
Interest expense, net	(3,385)	-		(3,385)
Other expense, net	(886)	-		(886)
Total other expenses, net	(4,271)	-		(4,271)
Income before income tax expense	(3,253)	(24,524)		(27,777)
Income tax expense	40,337	(12,219)	(c)	28,118
Net loss	$(43,590)	$(12,305)		$(55,895)
Earnings per share
Basic	$(1.21)			$(1.55)
Diluted	$(1.21)			$(1.55)
Weighted average shares outstanding
Basic	36,161			36,161
Diluted	36,161			36,161

AngioDynamics, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of February 28, 2019
(in thousands of dollars, except per share data)

	As Reported (a)	Pro Forma Adjustments	Notes	As Adjusted
Assets
Current assets
Cash and cash equivalents	$41,704	$165,314	(d)	$207,018
Accounts receivable, net of allowances of $2,128	44,208	-		44,208
Inventories	52,388	(11,705)	(e)	40,683
Prepaid expenses and other	4,440	-		4,440
Total current assets	142,740	153,609		296,349
Property, plant and equipment, net	41,207	(16,719)	(e)	24,488
Other assets	3,610	-		3,610
Intangible assets, net	166,564	(15,716)	(e)	150,848
Goodwill	423,674	(75,308)	(e)	348,366
Total assets	$777,795	$45,866		$823,661
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$18,443	$-		$18,443
Accrued liabilities	21,929	600	(f)	22,529
Current portion of long-term debt	6,250	-		6,250
Current portion of contingent consideration	6,673	-		6,673
Total current liabilities	53,295	600		53,895
Long-term debt, net of current portion	126,837	-		126,837
Contingent consideration, net of current portion	20,454	-		20,454
Deferred income taxes	17,834	(9,300)	(f)	8,534
Other long-term liabilities	5,296	-		5,296
Total liabilities	223,716	(8,700)		215,016

Stockholders' equity
Preferred stock, par value $.01 per share, 5,000,000 shares authorized; no shares issued and outstanding	-	-		-
Common stock, par value $.01 per share, 75,000,000 shares authorized; 37,955,894 shares issued and 37,585,894 shares outstanding	372	-		372
Additional paid-in capital	552,902	-		552,902
Retained earnings	7,596	54,566	(g)	62,162
Treasury stock, 370,000 shares	(5,714)	-		(5,714)
Accumulated other comprehensive loss	(1,077)	-		(1,077)
Total Stockholders’ Equity	554,079	54,566		608,645
Total Liabilities and Stockholders' Equity	$777,795	$45,866		$823,661

Note 1. Basis of Presentation
The Company’s historical consolidated financial statements have been adjusted in the unaudited consolidated pro forma financial statements to present events that are (i) directly attributable to the Transaction, (ii) factually supportable and (iii) are expected to have a continuing impact on the Company’s consolidated results following the Transaction. The allocation of corporate support, general, management and administrative and other liabilities and expenses included may differ from expenses that would have been included on a stand-alone basis. The pro forma consolidated statements of net income do not reflect the estimated gain on the Transaction.

Note 2. Pro Forma Adjustments

The following adjustments have been reflected in the unaudited pro forma financial statements:

(a)  Reflects the Company’s historical US GAAP consolidated statements of net income, as reported, before pro forma adjustments related to the Transaction for the nine month period ended February 28, 2019 and the years ended May 31, 2018, 2017 and 2016 and the consolidated balance sheet, as reported, before pro forma adjustments related to the Transaction as of February 28, 2019.

(b)  Reflects the elimination of revenues and expenses representing the historical operating results of the fluid management business.

(c)   The pro forma adjustment for income tax expense was calculated as the difference between the income tax expense as reported, and pro forma income tax expense as calculated by using the statutory rate for the Company excluding the fluid management business and adjusting for the impact of permanent items, tax amortization of intangibles that have an indefinite reversal period for book purposes that cannot be considered as a source of income to recover the deferred tax asset, changes in tax law and valuation allowance considerations.

(d)   Reflects estimated net cash proceeds from the Transaction of $165.3 million, representing the gross sale price of $169.2 million less estimated transaction costs.

(e)   Represents the assets conveyed to Medline in the Transaction.

(f)  Represents adjustments for the estimated taxes payable of $0.6 million caused by the gain associated with the Transaction. The taxes on the gain were calculated using various state statutory tax rates and are partially  offset by the utilization of historical state net operating losses. There are no current federal taxes on the gain due to utilization of historical net operating losses which had a corresponding valuation allowance.  The pro forma adjustments also reflect the reversal of an estimated $9.3 million deferred tax liability related to tax amortization of intangibles, that have an indefinite reversal period for book purposes that cannot be considered as a source of income to recover the deferred tax asset, associated with the fluid management business.

 (g)    Represents the estimated after-tax gain on the Transaction of $54.6 million, which was calculated as follows:

(in thousands)
Estimated proceeds, net of transaction costs	$ 165,314
Assets of fluid management	(119,448)
Pre-tax gain on sale of fluid management	45,866

Tax benefit on sale of fluid management	(8,700)
After-tax gain on sale of fluid management	$ 54,566

 Note 3. Transition Services Agreement

Pursuant to a transition services agreement entered into and effective on the closing of the Transaction, the Company will supply certain services to Medline. Medline will receive certain legal, human resource, tax, accounting and information technology services from the Company for a period generally not to exceed 24 months. No pro forma adjustments have been made associated with this agreement as services to be provided with a defined monetary value are not considered material, will not have a continuous impact and the variable elements are not estimable at this time.